UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2010

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2010, Charming Shoppes, Inc. (the “Company”) announced that Jay Levitt, the Company’s President of Fashion Bug, has left the Company to pursue other interests with effect from June 15, 2010.  The Company further announced that MaryEllen MacDowell will succeed Mr. Levitt as the Company’s President of Fashion Bug with effect from June 16, 2010.

A copy of the Company’s press release dated June 16, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 16, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 16, 2010	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 16, 2010.

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